Exhibit 10.1

FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT

FOURTH AMENDMENT AND WAIVER TO CREDIT AGREEMENT (this “Fourth Amendment”), dated as of January 25, 2007, among FAIRPOINT COMMUNICATIONS, INC., a Delaware corporation (the “Borrower”), various Lenders party to the Credit Agreement and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the “Administrative Agent”). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

W I T N E S S E T H :

WHEREAS, the Borrower, various Lenders from time to time party thereto (the “Lenders”), Bank of America, N.A., as Syndication Agent, CoBank, ACB, and General Electric Capital Corporation, as Co-Documentation Agents, and the Administrative Agent are parties to a Credit Agreement, dated as of February 8, 2005 (as amended, modified and/or supplemented to, but not including, the date hereof, the “Credit Agreement”);

WHEREAS, the Borrower has informed the Lenders that it, Verizon Communications Inc., a Delaware corporation (“Verizon”), and Northern New England Spinco Inc., a Delaware corporation (“Spinco”), have entered into that certain Agreement and Plan of Merger, dated as of January 15, 2007 (as in effect on the date hereof, the “Merger Agreement”), pursuant to which Spinco shall merge with and into the Borrower, with the Borrower being the surviving corporation of such merger (the “Merger”);

WHEREAS, the Board of Directors of the Borrower has determined that it is in the best interests of the Borrower and its stockholders to enter into the Merger Agreement and to consummate the Merger pursuant to the terms of, and subject to the conditions set forth in, the Merger Agreement; and

WHEREAS, subject to the terms and conditions of this Fourth Amendment, the Lenders wish to grant a waiver to certain provisions of the Credit Agreement, and the parties hereto wish to amend certain provisions of the Credit Agreement, in each case as herein provided;

NOW, THEREFORE, IT IS AGREED:

I.	Waiver to Credit Agreement.

1.             The Lenders hereby waive (subject to the provisions of Section 2 of this Part I below) any Default or Event of Default which may exist pursuant to the Credit Agreement as a result of the Borrower entering into the Merger Agreement or the performance by the Borrower of its obligations, or the exercise of its rights, under or in connection with the Merger Agreement (other than the consummation of the Merger thereunder).

2.             The Borrower and the Lenders understand and agree that (i) this Fourth Amendment shall not apply to permit the consummation of the Merger (or any Change of Control resulting therefrom) and (ii) neither the Borrower nor any of its Subsidiaries shall be permitted to consummate the Merger unless either (x) concurrently therewith or prior thereto, all Commitments and Letters of Credit pursuant to the Credit Agreement are terminated (or, in respect of Letters of Credit, cash collateralized or supported by so called “back-to-back” letters of credit on terms reasonably satisfactory to the Administrative Agent and the relevant Letter of Credit Issuer), all Loans have been repaid in full and all other amounts owing pursuant to the Credit Agreement have been paid in full in cash in accordance with the requirements of the Credit Agreement or (y) the Borrower has obtained the prior written consent of the Required Lenders (which consent may be granted or withheld in the sole discretion of the Lenders, or subject to such terms or conditions as may be imposed by the Lenders) in accordance with the requirements of the Credit Agreement.

II.	Amendments to Credit Agreement.

1.             Section 3.02(e) of the Credit Agreement is hereby amended by deleting the text “5.00:1.00” appearing in said Section and inserting “5.25:1.00” in lieu thereof.

2.             Section 6.01(d) of the Credit Agreement is hereby amended by (i) inserting the text “(x)” after the text “required by Sections 6.01(a) and (b), shall set forth” appearing in said Section and (ii) inserting the text “, and (y) the amount (and purpose) of each add-back (if any) included in the calculation of Adjusted Consolidated EBITDA for each fiscal quarter included in the Test Period ended on the last day of the respective fiscal quarter or fiscal year of the Borrower, as the case may be, pursuant to clause (xi) of the definition of “Adjusted Consolidated EBITDA”” immediately preceding the text “and (ii) if delivered” appearing in said Section.

3.             Section 6.01(e) of the Credit Agreement is hereby amended by (i) deleting the text “and (ii)” appearing in said Section and inserting the text “, (ii)” in lieu thereof, and (ii) inserting the text “, and (iii) the amount (and purpose) of each add-back (if any) included in the calculation of Adjusted Consolidated EBITDA for each fiscal quarter included in the Test Period then last ended pursuant to clause (xi) of the definition of “Adjusted Consolidated EBITDA”” immediately preceding the period at the end of said Section.

4.             Section 7.08 of the Credit Agreement is hereby amended by (i) deleting the text “and/or” at the end of clause (a) of said Section, (ii) deleting the period at the end of clause (b) of said Section and inserting the text “; and/or” in lieu thereof and (iii) inserting the following new text at the end of said Section:

“(c) amend, modify, change or waive (or permit the amendment, modification, change or waiver of) any term or provision of the Merger Agreement or the Distribution Agreement (as defined in the Merger Agreement), unless such amendment, modification, change or waiver could not reasonably be expected to be adverse to the interests of the Lenders in any material respect (which exception shall include any amendments, modifications, changes or waivers of rights or obligations that are exercisable or enforceable only after the Effective Time (as defined in the Merger Agreement)).”.

5.             Section 7.12 of the Credit Agreement is hereby amended by deleting the text “5.25:1.00” appearing in said Section and inserting the text “5.50:1.00” in lieu thereof.

6.             The definition of “Adjusted Consolidated EBITDA” appearing in Section 9 of the Credit Agreement is hereby amended by (i) deleting the word “and” appearing before the text “(x) any other non-cash charges” in said definition and inserting a comma in lieu thereof and (ii) inserting the following new text prior to the text “and (B) subtracting therefrom” appearing in said definition:

“, (xi) in the case of any period including a fiscal quarter of the Borrower in the fiscal year of the Borrower ended December 31, 2007, one-time charges recorded as operating expenses of the Borrower and its Subsidiaries and actually incurred during each fiscal quarter included in such period for one of the specified purposes under “Operating Expenses” set forth in Annex XI (as notified to the Administrative Agent pursuant to Section 6.01(d) or (e), as applicable), in an aggregate amount for all charges added back for all fiscal quarters pursuant to this clause (xi) not to exceed the remainder of (I) $72,850,000 less (II) the aggregate amount of such charges (if any) actually incurred for one of the specified purposes under “Capital Expenditures” set forth in Annex XI during each fiscal quarter included in such period that would (in the absence of clause (z) of the proviso appearing in the definition of “Consolidated Capital Expenditures”) be accounted for as Consolidated Capital Expenditures for such period, and (xii) in the case of any period including the fiscal quarter of the Borrower ended December 31, 2006, one-time charges recorded as operating expenses of the Borrower and its Subsidiaries and actually incurred during such fiscal quarter for legal and actuary fees in an aggregate amount not to exceed $2,603,609,”

7.             The definition of “Available Cash” appearing in Section 9 of the Credit Agreement is hereby amended by inserting the text “(but exclusive of the cash amount realized on gains from the OP Disposition)” immediately after the text “and the cash amount realized on gains on assets sales other than in the ordinary course of business” appearing in subclause (i) of clause (III) of said definition.

8.             The definition of “Consolidated Capital Expenditures” appearing in Section 9 of the Credit Agreement is hereby amended by (i) deleting the text “and (y)” appearing in said definition and inserting the text “, (y)” in lieu thereof and (ii) inserting the following new text prior to the period at the end of said definition:

“and (z) in the case of any period including a fiscal quarter of the Borrower in the fiscal year of the Borrower ended December 31, 2007, exclude cash expenditures recorded as capital expenditures of the Borrower and its Subsidiaries actually made during each fiscal quarter included in such period for one of the specified purposes under “Capital Expenditures” set forth in Annex XI (as notified to the Administrative Agent pursuant to Section 6.01(d) or (e), as applicable), in an aggregate amount for all expenditures excluded for all fiscal quarters pursuant to this clause (z) not to exceed the remainder of (I) $72,850,000 less (II) the aggregate amount of such expenditures (if any) actually made for one of the specified purposes under “Operating Expenses” set forth in Annex XI during each fiscal quarter included in such period that would (in the absence of clause

(A)(xi) of the definition of “Adjusted Consolidated EBITDA”) reduce Adjusted Consolidated EBITDA for such period;”.

9.             The definition of “Dividend Suspension Period” appearing in Section 9 of the Credit Agreement is hereby amended by deleting the text “5.00:1.00” appearing in said definition in the two instances where it appears and inserting in both instances the text “5.25:1.00” in lieu thereof.

10.          Section 9 of the Credit Agreement is hereby further amended by (i) deleting the definition of “Excluded Asset Sale” appearing in said Section in its entirety and (ii) inserting the following new definitions in said Section in appropriate alphabetical order:

“Excluded Asset Sale” shall mean (i) the OP Disposition, so long as (x) the Net Cash Proceeds (determined as if the OP Disposition were an “Asset Sale”) therefrom do not exceed $55,000,000, (y) the chief financial officer of the Borrower shall have delivered an officers’ certificate to the Administrative Agent certifying that such Net Cash Proceeds shall be used in full to (I) finance Qualified Transition Expenses (as defined in the Merger Agreement), (II) refinance Revolving Loans initially incurred to finance such Qualified Transition Expenses and/or (III) refinance other Revolving Loans, in the case of this clause (III) in an aggregate principal amount not exceeding $15,000,000 and (z) such Net Cash Proceeds are so used as certified in preceding clause (y) and (ii) any other sale or other disposition of Non-Core Assets made after the Initial Borrowing Date and identified as an “Excluded Asset Sale” by written notice to the Administrative Agent, so long as the Net Cash Proceeds of such other sale or disposition (determined as if such sale or disposition were an “Asset Sale”), when combined with the aggregate Net Cash Proceeds (determined as provided in the preceding parenthetical) of all other sales and dispositions identified as “Excluded Asset Sales” after the Initial Borrowing Date pursuant to this clause (ii), does not exceed $40,000,000.

“OP Disposition” shall mean the sale by the Borrower and/or one of its Subsidiaries of the partnership interests in Orange County Poughkeepsie Limited Partnership, a New York limited partnership, held by such Person to Verizon Wireless, a Delaware general partnership pursuant to, and in accordance with the terms of, the Partnership Interest Purchase Agreement, dated as of January 15, 2007, by and among Verizon Wireless of the East LP, Verizon Wireless and Southside Telephone Corporation.

“Merger Agreement” shall mean that certain Agreement and Plan of Merger, dated as of January 15, 2007, among Verizon Communications Inc., a Delaware corporation, Northern New England Spinco Inc., a Delaware corporation, and the Borrower, as the same may be amended modified and/or supplemented from time to time in accordance with the terms hereof and thereof.

11.          The Credit Agreement is hereby further amended by adding new Annex XI thereto in the form of Annex XI attached hereto.

III.	Miscellaneous Provisions.

1.             In order to induce the Lenders to enter into this Fourth Amendment, the Borrower hereby represents and warrants that:

(a) no Default or Event of Default exists as of the Fourth Amendment Effective Date (as defined below), both immediately before and immediately after giving effect thereto; and

(b) all of the representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on the Fourth Amendment Effective Date, both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Fourth Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2.             This Fourth Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

3.             This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

4.             THIS FOURTH AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO ANY CONFLICTS OF LAWS PROVISIONS THEREOF).

5.             This Fourth Amendment shall become effective on the date (the “Fourth Amendment Effective Date”) when each of the following conditions shall have been satisfied:

(i)             the Borrower, Lenders constituting the Required Lenders and Lenders constituting the Required RF Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, attention: May Yip (facsimile number: 212-354-8113, email address: myip@whitecase.com); and

(ii)            the Borrower shall have paid to the Administrative Agent and the Lenders all fees, costs and expenses (including, without limitation, legal fees and expenses) payable to the Administrative Agent and the Lenders to the extent then due and invoiced.

6.             By executing and delivering a copy hereof, the Borrower hereby agrees that all Loans are secured pursuant to the Pledge Agreement.

7.             The Borrower hereby covenants and agrees that, so long as the Fourth Amendment Effective Date occurs, it shall pay to each Lender which executes and delivers to the Administrative Agent (or its designee) a counterpart hereof by 5:00 P.M. (New York City time) on January 25, 2007, a non-refundable cash fee (the “Amendment Fee”) in Dollars in an amount equal to 10 basis points (i.e., 0.10%) of the amount equal to the sum of (i) the aggregate principal amount of all Term Loans of such Lender outstanding on the Fourth Amendment Effective Date and (ii) the Revolving Commitment of such Lender as in effect on the Fourth Amendment Effective Date. The Amendment Fee shall not be subject to counterclaim or set-off, or be otherwise affected by, any claim or dispute relating to any other matter. The Amendment Fee shall constitute a “Fee” for purposes of the Credit Agreement and be paid by the Borrower to the Administrative Agent for distribution to the relevant Lenders not later than the second Business Day following the Fourth Amendment Effective Date.

8.             From and after the Fourth Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement, as modified hereby.

*     *     *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fourth Amendment as of the date first above written.

FAIRPOINT COMMUNICATIONS, INC.

By:_/s/ John P. Crowley_____________________

Name: John P. Crowley

Title: Executive Vice President and Chief
Financial Officer

DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually and as Administrative Agent By /s/ [ILLEGIBLE] Name: [ILLEGIBLE] Title: Director By /s/ Paul O’Leary Name: Paul O’Leary Title: Vice President

SIGNATURE PAGE TO THE FOURTH AMENDMENT TO CREDIT AGREEMENT, DATED AS OF JANUARY 25, 2007, AMONG FAIRPOINT COMMUNICATIONS, INC., VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT

New Alliance Global CDO, Limited

By:	AllianceBernstein L.P., as Investment Advisor

By:	/s/ Nantha Suppiah
	Name:	Nantha Suppiah
	Title:	Vice President

Ares IX CLO Ltd.

By:	Ares CLO Management IX, L.P., Investment Manager

By:	Ares CLO GP IX, LLC, Its General Partner

By:	/s/ Jeff Moore
	Name:	Jeff Moore
	Title:	Vice President

Ares VIII CLO Ltd.

By:	Aries CLO Management VIII, L.P., Investment Manager

By:	Aries CLO GP VIII, LLC, Its General Partner

By:	/s/ Jeff Moore
	Name:	Jeff Moore
	Title:	Vice President

Ares VII CLO Ltd.

By:	Ares CLO Management VII, L.P., Investment Manager

By:	Ares CLO GP VII, LLC, Its General Partner

By:	/s/ Jeff Moore
	Name:	Jeff Moore
	Title:	Vice President

Ares VIII CLO Ltd.

By:	Ares CLO Management VIII, L.P., Investment Manager

By:	Ares CLO GP VIII, LLC, Its General Partner

By:	/s/ Jeff Moore
	Name:	Jeff Moore
	Title:	Vice President

ARES ENHANCED LOAN INVESTMENT STRATEGY, LTD.

By:	Ares Enhanced Loan Management, L.P., Investment Manager

By:	Ares Enhanced Loan GP, LLC, Its General Partner

By:	/s/ Jeff Moore
	Name:	Jeff Moore
	Title:	Vice President

Avenue CLO Fund, Ltd.

By:	Avenue CLO II, Ltd

By:	/s/ Richard D’Addario
	Name:	Richard D’Addario
	Title:	Senior Portfolio Manager

BABSON CLO LTD. 2004-I BABSON CLO LTD. 2004-II BABSON CLO LTD. 2005-I BABSON CLO LTD. 2006-I BABSON CLO LTD. 2006-II BABSON CLO LTD. 2007-I SAPPHIRE VALLEY CDO I, LTD SUFFIELD CLO, LIMITED

By:	Babson Capital Management LLC as Collateral Manager

By:	/s/ Kent Collier
	Name:	Kent Collier
	Title:	Babson Capital

HAKONE FUND LLC

By:	Babson Capital Management LLC as Investment Manager

By:	/s/ Kent Collier
	Name:	Kent Collier
	Title:	Babson Capital

MAPLEWOOD (CAYMAN) LIMITED

By:	Babson Capital Management LLC as Investment Manager

By:	/s/ Kent Collier
	Name:	Kent Collier
	Title:	Babson Capital

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

By:	Babson Capital Management LLC as Investment Adviser

By:	/s/ Kent Collier
	Name:	Kent Collier
	Title:	Babson Capital

Bank of America, N.A.

By:	/s/ Stephen Phillips
	Name:	Stephen Phillips
	Title:	Vice President

BlackRock Global Floating Rate Income [illegible] BlackRock Limited Duration Income [illegible] BlackRock Senior Income Series BlackRock Senior Income Series II Longhorn CDO II, LTD

By:	/s/ AnnMarie Smith
	Name:	AnnMarie Smith
	Title:	Authorized Signatory

Monument Park CDO Ltd.

By:	Blackstone Debt Advisors L.P. As Collateral Manager

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

Union Square CDO Ltd.

By:	Blackstone Debt Advisors L.P. As Collateral Manager

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

Inwood Park CDO Ltd.

By:	Blackstone Debt Advisors L.P. As Collateral Manager

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

Loan Funding VI LLC, For itself as agent for Corporate Loan Funding VI LLC

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

Monument Park CDO Ltd.

By:	Blackstone Debt Advisors L.P. As Collateral Manager

By:	/s/ Dean T. Criares
	Name:	Dean T. Criares
	Title:	Senior Managing Director

BLUE SQUARE FUNDING LIMITED SERIES 3

By:	DB Services New Jersey, Inc.

By:	/s/ Alice L. Wagner
	Name:	Alice L. Wagner
	Title:	Vice President

By:	/s/ Deborah O’Keefe
	Name:	Deborah O’Keefe
	Title:	Vice President

BALLANTYNE FUNDING LLC

By:	/s/ M. Christina Higgins
	Name:	M. Christina Higgins
	Title:	Assistant Vice President

Callidus Debt Partners CLO Fund III Ltd.

By:	Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Peter R. Bennitt
	Name:	Peter R. Bennett
	Title:	Principal

Callidus Debt Partners CLO Fund IV Ltd.

By:	Its Collateral Manager, Callidus Capital Management, LLC

By:	/s/ Peter R. Bennitt
	Name:	Peter R. Bennett
	Title:	Principal

ECL Funding LLC

By:	/s/ Janet Haack
	Name:	Janet Haack
	Title:	As Attorney In Fact

KALDI FUNDING LLC

By:	/s/ M. Christina Higgins
	Name:	M. Christina Higgins
	Title:	Assistant Vice President

WHITNEY CLO I

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Senior Managing Director Churchill Pacific, Manager

SIERRA CLO II

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Senior Managing Director Churchill Pacific, Manager

SHASTA CLO I

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Senior Managing Director Churchill Pacific, Manager

CIT LENDING SERVICES CORPORATION

By:	/s/ Scott Ploshay
	Name:	Scott Ploshay
	Title:	Vice President

LMP Corporate Loan Fund, Inc. (f/k/a Citigroup Investments Corporate Loan Fund, Inc.)

By:	Citigroup Alternative Investments LLC

By:	/s/ Robert O’Brien
	Name:	Robert O’Brien
	Title:	Vice President

Eagle Master Fund Ltd.

By:	Citigroup Alternative Investments LLC, As Investment Manager for and on behalf of Eagle Master Fund Ltd.

By:	/s/ Robert O’Brien
	Name:	Robert O’Brien
	Title:	Vice President

COBANK ACB

By:	/s/ Kurt Morris
	Name:	Kurt Morris
	Title:	Vice President

ColumbusNova CLO Ltd. 2006-I

By:	/s/ Tom Bohrer
	Name:	Tom Bohrer
	Title:	Director

CSAM FUNDING I

By:	/s/ David H. Lerner
	Name:	David H. Lerner

Title:	Authorized Signatory

ATRIUM CDO

By:	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory

MADISON PARK FUNDING I, LTD.

By:	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory

ATRIUM II

By:	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory

CASTLE GARDEN FUNDING

By:	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory

MADISON PARK FUNDING III, LTD.

By:	Credit Suisse Alternative Capital, Inc., As Collateral Manager

By:	/s/ David H. Lerner
	Name:	David H. Lerner
	Title:	Authorized Signatory

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research, as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof

Title:	Vice President

EATON VANCE SENIOR INCOME TRUST

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO III, LTD.

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO VIII, LTD.

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO IX LTD.

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE CDO XI, LTD.

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof

Name:	Michael B. Botthof
Title:	Vice President

GRAYSON & CO

By:	Boston Management and Research as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

THE NORRICHUKIN BANK, NEW YORK BRANCH, through state Street Bank and Trust Company N.A. as Fiduciary Custodian

By:	Eaton Vance Management as Attorney-in-Fact

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

BIG SKY III SENIOR LOAN TRUST

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
Name:	Michael B. Botthof
Title:	Vice President

EATON VANCE VT FLOATING-RATE INCOME FUND

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE LIMITED DURATION INCOME FUND

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SENIOR FLOATING-RATE TRUST

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE FLOATING-RATE INCOME TRUST

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE VARIABLE LEVERAGE FUND LTD.

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

EATON VANCE CDO VI LTD.

By:	Eaton Vance Management as Investment Advisor

By:	/s/ Michael B. Botthof
	Name:	Michael B. Botthof
	Title:	Vice President

Flagship CLO II

By:	Deutsche Asset Management, Inc., as subadviser

By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Director

By:	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Director

Flagship CLO III

By:	Deutsche Asset Management, Inc., as subadviser

By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Director

By:	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Director

Aurum CLO 2002-I, Ltd.

By:	Deutsche Asset Management, Inc., as subadviser

By:	/s/ Eric S. Meyer
	Name:	Eric S. Meyer
	Title:	Director

By:	/s/ Colleen Cunniffe
	Name:	Colleen Cunniffe
	Title:	Director

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Rebecca A. Ford
	Name:	Rebecca A. Ford
	Title:	Duly Authorized Signatory

General Electric Capital Corporation, As Administrator For, Merritt CLO Holding LLC

By:	/s/ Amanda J. Van Heyst
	Name:	Amanda J. Van Heyst
	Title:	Duly Authorized Signatory

General Electric Capital Corporation, As Administrator For, GE Commercial Loan Holding LLC

By:	/s/ Amanda J. Van Heyst
Name:	Amanda J. Van Heyst
Title:	Duly Authorized Signatory

GOLDMAN SACHS CREDIT PARTNERS, L.P.

By:	/s/ Bruce H. Mendelsohn
	Name:	Bruce H. Mendelsohn
	Title:	Authorized Signatory

GULF STREAM-COMPASS CLO 2003-I LTD

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry Love
	Name:	Barry Love
	Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2004-I LTD

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry Love
	Name:	Barry Love
	Title:	Chief Credit Officer

GULF STREAM-COMPASS CLO 2005-I LTD

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry Love
	Name:	Barry Love
	Title:	Chief Credit Officer

GULF STREAM-NAVIGATOR Loan Fund 2006 Segregated Portfolio

By:	Gulf Stream Asset Management LLC As Collateral Manager

By:	/s/ Barry Love
	Name:	Barry Love
	Title:	Chief Credit Officer

Hartford Institutional Trust, on behalf of its Floating Rate Bank Loan Series

By:	Hartford Investment Management Company, its Investment Manager

By:	/s/ Elisabeth V. Piker
	Name:	Elisabeth V. Piker
	Title:	Vice President

Hartford Mutual Funds, Inc., on behalf of the Hartford Floating Rate Fund by Hartford Investment Management Company, its sub-advisor, as a lender,

By:	/s/ Elisabeth V. Piker
	Name:	Elisabeth V. Piker
	Title:	Vice President

Stedman CBNA Loan Funding LLC, for itself or as agent for Stedman CFPI Loan Funding LLC

By:	/s/ Janet Haack
	Name:	Janet Haack
	Title:	As Attorney In Fact

Bushnell CBNA Loan Funding LLC, for itself or as agent for Bushnell CFPI Loan Funding LLC

By:	/s/ Janet Haack
	Name:	Janet Haack
	Title:	As Attorney In Fact

Highland Floating Rate Advantage Fund

By:	/s/ M. Jason Blackbum
	Name:	M. Jason Blackbum, Treasurer
Title:

Highland Floating Rate LLC

By:	/s/ M. Jason Blackbum
	Name:	M. Jason Blackbum, Treasurer
Title:

Liberty CLO, Ltd.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding, Treasurer

Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

[Illegible] CLO Ltd.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding, Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Brentwood CLO Ltd.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding, Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Red River CLO Ltd.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding, Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Rockwall CDO II Ltd.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding, Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Amhert CLO, Ltd.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding, Treasurer

Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Loan Funding IV LLC

By:	Highland Capital Management, L.P. As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding, Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Loan Funding VII LLC

By:	Highland Capital Management, L.P. As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding, Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Loan Star State Trust

By:	Highland Capital Management, L.P. As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding, Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Southfork CLO, Ltd.

By:	Highland Capital Management, L.P. As Collateral Manager

By:	Strand Advisors, Inc., Its General Partner

By:	/s/ Brian Lohrding
	Name:	Brian Lohrding, Treasurer
	Title:	Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

ING Investment Management CLO I, Ltd.

By:	ING Investment Management, Co. as its Investment manager

By:	/s/ Robert Wilson
	Name:	Robert Wilson
	Title:	Senior Vice President

ING Investment Management CLO II, Ltd.

By:	ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Robert Wilson
Name:
Title:

ING Investment Management CLO III, Ltd.

By:	ING Alternative Asset Management LLC, as its investment manager

By:	/s/ Robert Wilson
Name:
Title:

ING International (II) – Senior Bank Loans USD
By:	ING Investment Management Co. as its investment manager

By:	/s/ Robert Wilson
Name:
Title:

ING Prime Rate Trust
By:	ING Investment Management Co. as its investment manager

By:	/s/ Robert Wilson
	Name:	Robert Wilson
	Title:	Senior Vice President

ING Senior Income Fund
By:	ING Investment Management Co. as its investment manager

By:	/s/ Robert Wilson
Name:
Title:

ING International (II) – Senior Bank Loans Euro
By:	ING Investment Management Co. as its investment manager

By:	/s/ Robert Wilson
Name:
Title:

Atlas Loan Funding (Navigator), LLC
By:	Atlas Capital Funding, Ltd.

By:	Structured Asset Investors, LLC its Investment Manager

By:	/s/ Diana M. Hirmes
	Name:	Diana M. Hirmes
	Title:	Associate

AVALON CAPITAL LTD. 3
By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

BELHURST CLO LTD.

By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

CHAMPLAIN CLO, LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

DIVERSIFIED CREDIT PORFOLIO LTD.
By:	INVESCO Senior Secured Management, Inc. As Investment Advisor

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

MOSELLE CLO S.A.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

NAUTIQUE FUNDING LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

SAGAMORE CLO LTD.
By:	INVESCO Senior Secured Management, Inc. As Collateral Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

SARATOGA CLO I, LIMITED
By:	INVESCO Senior Secured Management, Inc. As Asset Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

WASATCH CLO LTD
By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

LOAN FUNDING IX LLC, for itself or as agent for Corporate Loan Funding IX LLC
By:	INVESCO Senior Secured Management, Inc. As Portfolio Manager

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

AIM FLOATING RATE FUND
By:	INVESCO Senior Secured Management, Inc. As Sub-Advisor

By:	/s/ Thomas Ewald
	Name:	Thomas Ewald
	Title:	Authorized Signatory

KATONAH VII CLO LTD.

By:	/s/ Daniel Gillian
	Name:	DANIEL GILLIAN
	Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

KATONAH VIII CLO LTD.

By:	/s/ Daniel Gillian
	Name:	DANIEL GILLIAN
	Title:	Authorized Officer Katonah Debt Advisors, L.L.C. As Manager

Wind River CLO I LTD.
By:	McDonnell Investment Management, LLC, as Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director

MCDONNELL LOAN OPPORTUNITY LTD.
By:	McDonnell Investment Management, LLC, as Investment Manager

By:	/s/ James R. Fellows
	Name:	James R. Fellows
	Title:	Managing Director

MORGAN STANLEY BANK

By:	/s/ Daniel Twenge
	Name:	Authorized Signatory
	Title:	Morgan Stanley Bank

MORGAN STANLEY SENIOR FUNDING, INC.

By:	/s/ Donna M. Sonza
	Name:	Donna M. Sonza
	Title:	Vice President

QUALCOMM Global Trading, Inc.

By:	Morgan Stanley Investment Management, Inc. as Investment Manager

By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Executive Director

Morgan Stanley Prime Income Trust

By:	/s/ John Hayes
	Name:	John Hayes
	Title:	Executive Director

NAVIGARE FUNDING I CLO LTD.

By:	Navigare Partners, LLC its Collateral Manager

By:	/s/ Sheryl A. Rothman
	Name:	Sheryl A. Rothman
	Title:	Managing Director

Centaurus Loan Trust

By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISOR

NCRAM Loan Trust

By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISOR

Clydesdale Strategic CLO-I, Ltd.

By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS INVESTMENT ADVISOR

Clydesdale Strategic CLO 2003 Ltd.

By:	/s/ Richard W. Stewart
	Name:	Richard W. Stewart
	Title:	Managing Director NOMURA CORPORATE RESEARCH AND ASSET MANAGEMENT INC. AS COLLATERAL MANAGER

OAK HILL CREDIT PARTNERS I, LIMITED

By:	Oak Hill CLO Management I, LLC As Investment Manager

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OAK HILL CREDIT PARTNERS II, LIMITED

By:	Oak Hill CLO Management II, LLC As Investment Manager

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OAK HILL CREDIT PARTNERS III, LIMITED

By:	Oak Hill CLO Management III, LLC As Investment Manager

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

OAK HILL CREDIT PARTNERS IV, LIMITED

By:	Oak Hill CLO Management IV, LLC As Investment Manager

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

SMBC MVI SPC, on behalf of and for the account of Segregated Portfolio No. 1

By:	Oak Hill Separate Account Management I, LLC As Investment Manager

By:	/s/ Scott D. Krase
	Name:	Scott D. Krase
	Title:	Authorized Person

SERVES 2006- 1, Ltd.

By:	/s/ Chris Kappas
	Name:	Chris Kappas
	Title:	Managing Director

PPM MONARCH BAY FUNDING LLC

By:	/s/ M. Christina Higgins
	Name:	M. Christina Higgins
	Title:	Assistant Vice President

PUTNAM FLOATING RATE INCOME FUND

By:	/s/ see following page
Name:
Title:

PUTNAM FLOATING RATE INCOME FUND

By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V.P.

PUTNAM DIVERSIFIED INCOME TRUST

By:	/s/ see following page
Name:
Title:

PUTNAM DIVERSIFIED INCOME TRUST

By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V.P.

PUTNAM MASTER INTERMEDIATE INCOME TRUST

By:	/s/ see following page
Name:
Title:

PUTNAM MASTER INTERMEDIATE INCOME TRUST

By:	/s/ Beth Mazor
	Name:	Beth Mazor
	Title:	V.P.

PUTNAM PREMIER INCOME TRUST

By:	/s/ see following page
Name:
Title:

PUTNAM PREMIER INCOME TRUST

By:	/s/ Beth Mazor
	Name:	Beth Mazor

Title:	V.P.

Vernzes CLO I, Ltd.

By:	/s/ John Randolph Watkins
	Name:	John Randolph Watkins
	Title:	Executive Director

Prospero CLO I, B.r

By:	/s/ John Randolph Watkins
	Name:	John Randolph Watkins
	Title:	Executive Director

Centurion CDO II, Ltd.

By:	Riversource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Centurion CDO VII, Ltd.

By:	Riversource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Centurion CDO 9, Ltd.

By:	Riversource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil

Title:	Director of Operations

Cent CDO 10, Ltd.

By:	Riversource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Cent CDO XI, Limited

By:	Riversource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Cent CDO 12 Limited

By:	Riversource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Sequils-Centurion V, Ltd.

By:	Riversource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Director of Operations

Stone Tower Credit Funding I Ltd.

By:	Stone Tower Fund Management LLC. As its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

Stone Tower CLO VII Ltd.

By:	Stone Tower Debt Advisors LLC. As its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

Stone Tower CLO VI Ltd.

By:	Stone Tower Debt Advisors LLC. As its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

Stone Tower CLO V Ltd.

By:	Stone Tower Debt Advisors LLC. As its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

Stone Tower CLO IV Ltd.

By:	Stone Tower Debt Advisors LLC. As its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

Stone Tower CLO III Ltd.

By:	Stone Tower Debt Advisors LLC. As its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

Stone Tower CLO II Ltd.

By:	Stone Tower Debt Advisors LLC. As its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

Stone Tower CLO I Ltd.

By:	Stone Tower Debt Advisors LLC. As its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

Granite Ventures II Ltd.

By:	Stone Tower Debt Advisors LLC. As its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

Granite Ventures I Ltd.

By:	Stone Tower Debt Advisors LLC. As its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

Cornerstone CLO Ltd.

By:	Stone Tower Debt Advisors LLC. As its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	MICHAEL W. DELPERCIO
	Title:	AUTHORIZED SIGNATORY

SunAmerica Life Insurance Company

By:	AIG Global Investment Corp., its Investment Advisor

By:	/s/ Julie Bothamley
	Name:	Julie Bothamley
	Title:	Managing Director

AIG Bank Loan Fund Ltd.

By:	AIG Global Investment Corp., its Investment Advisor

By:	/s/ Julie Bothamley
	Name:	Julie Bothamley
	Title:	Managing Director

SunAmerica Senior Floating Rate Fund, Inc.

By:	AIG Global Investment Corp., Investment Sub-Advisor

By:	/s/ Julie Bothamley
	Name:	Julie Bothamley
	Title:	Managing Director

Saturn CLO, Ltd.

By:	AIG Global Investment Corp., its Collateral Manager

By:	/s/ Julie Bothamley
	Name:	Julie Bothamley
	Title:	Managing Director

Galaxy CLO 2003-1, Ltd.

By:	AIG Global Investment Corp., its Collateral Manager

By:	/s/ Julie Bothamley
	Name:	Julie Bothamley
	Title:	Managing Director

Galaxy III CLO, Ltd.

By:	AIG Global Investment Corp., its Collateral Manager

By:	/s/ Julie Bothamley
	Name:	Julie Bothamley
	Title:	Managing Director

Galaxy IV CLO, Ltd.

By:	AIG Global Investment Corp., its Collateral Manager

By:	/s/ Julie Bothamley
	Name:	Julie Bothamley
	Title:	Managing Director

Galaxy V CLO, Ltd.

By:	AIG Global Investment Corp., its Collateral Manager

By:	/s/ Julie Bothamley
	Name:	Julie Bothamley
	Title:	Managing Director

Galaxy VI CLO, Ltd.

By:	AIG Global Investment Corp., its Collateral Manager

By:	/s/ Julie Bothamley
	Name:	Julie Bothamley
	Title:	Managing Director

Galaxy VIII CLO, Ltd.

By:	AIG Global Investment Corp., its Collateral Manager

By:	/s/ Julie Bothamley
	Name:	Julie Bothamley

	Title:	Managing Director

KZH SOLEIL-2 LLC

By:	AIG Global Investment Corp., its Collateral Manager

By:	/s/ Wai Kee Lee
	Name:	Wai Kee Lee
	Title:	Authorized Agent

VAN KAMPEN SENIOR LOAN FUND

By:	Van Kampen Asset Management

By:	/s/ Christina Jamieson
	Name:	Christina Jamieson
	Title:	Managing Director

VAN KAMPEN SENIOR INCOME TRUST

By:	Van Kampen Asset Management

By:	/s/ Christina Jamieson
	Name:	Christina Jamieson
	Title:	Managing Director

Wachovia Bank, N.A.

By:	/s/ Scott Suddreth
	Name:	Scott Suddreth
	Title:	Vice President

ANNEX XI